UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 18, 2006

AMCORE FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-13393	36-3183870

(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Street, Rockford, Illinois	61104

(Address of Principal Executive Offices)	(Zip Code)

(815) 968-2241

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

AMCORE Financial, Inc. (the “Company”) is furnishing herewith, in the earnings press release attached hereto as Exhibit 99.1, certain financial information for the period ended March 31, 2006, which is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

ITEM 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2006	AMCORE Financial, Inc.
(Registrant)

/s/ Donald H. Wilson

Donald H. Wilson
Executive Vice President and Chief Financial Officer
(Duly authorized officer of the registrant
and principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 18, 2006.